Property and Equipment, Net	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

6. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of
	December 31,	December 31,
	2024	2025
	RMB	RMB	US$
Buildings	13,744,221	13,439,066	1,912,000
Electronic equipment	2,116,562	3,747,191	533,120
Motor vehicles	1,485,841	1,485,841	211,393
Machinery	1,238,050	1,276,576	181,621
Land	912,927	892,658	127,000
Other equipment	1,472,880	1,032,078	146,835
Subtotal	20,970,481	21,873,410	3,111,969
Less: accumulated depreciation	(3,564,579)	(3,784,379)	(538,410)
	17,405,902	18,089,031	2,573,559
Less: impairment charges	(1,748,022)	(3,432,946)	(488,411)
Property and equipment, net	15,657,880	14,656,085	2,085,148

Depreciation expense was RMB881,076, RMB538,528 and RMB219,800 (US$31,271) for the years ended December 31, 2023, 2024 and 2025, respectively.

On October 25, 2024, the Group acquired a 95% equity interest in Yukon Flooring Bellaire LLC (“Yukon”), which owns a 28,320 sq.ft. warehouse and the related land located in Houston, Texas. The Group issued 2,219,828 Class A ordinary shares as consideration for the acquisition. Since the only assets of Yukon is the warehouse and the land, therefore, substantially all of the fair value concentrated in this group of assets. In addition, it does not have any employees or operations other than the ownership of the properties, the acquisition is considered an asset acquisition. The Group recorded the fair value of the asset as its initial carry amount. The fair value of the assets determined by a third party appraiser is RMB14,657,148 at the date of the acquisition.

The Group identifies its property and equipment into two assets groups based on their location: US and PRC since they are independent to each other in terms of revenue generation and cash flows. During the year ended December 31, 2025, there was a triggering event of negative operating cash flows and operating losses in US asset group level and PRC asset group level that indicated the carrying amounts of the Group’s long-lived assets may not be recoverable. In accordance with ASC 360 the Group performed recoverability tests for its long-lived assets. For the PRC asset group, the Group conducted an undiscounted cash flow analysis and concluded that the carrying amount of the asset group was recoverable. For the US asset group, the Company engaged an independent third-party valuation specialist to determine the fair value of the asset group. Based on the valuation, the fair value of the US asset group was approximately RMB11.7 million (US$1.7 million), which was lower than its carrying value. Accordingly, the Company recognized an impairment loss of approximately RMB2.0 million (US$0.3 million) for the year ended December 31, 2025, based on management’s assessment.

During the year ended December 31, 2024, there was no impairment indicator for US assets group since they were evaluated closed to year end of 2024. However, there was a triggering event of negative operating cash flows and operating losses in PRC asset group level that indicated the carrying amounts of the Group’s long-lived assets may not be recoverable. In accordance with ASC 360, with regard to the long-lived assets, the Group performed an undiscounted cash flow analysis and concluded that the carrying value of the asset group was recoverable for the year ended December 31, 2024. No impairment charges was recorded for the year ended December 31, 2024 based on the management’s assessment. For the year ended December 31, 2023, the Group recognized an impairment charge within operating expenses of RMB2.4 million against the property and equipment by the amount by which the carrying value of the asset group’s long-lived assets exceeded their estimated fair value. Key assumptions utilized in the determination of far value include expected future cash flows and working capital requirements. While the Group believe the expectations and assumptions about the future are reasonable, they are inherently uncertain.